Exhibit 10.14

AMENDMENT NO. 1 TO

LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT, dated as of February 29, 2008 (this “Amendment No. 1”), is by and among Wachovia Bank, National Association, a national banking association, in its capacity as agent for the Lenders (as hereinafter defined) pursuant to the Loan and Security Agreement defined below (in such capacity, “Agent”), the parties to the Loan Agreement as lenders (individually, each a “Lender” and collectively, “Lenders”), Scranton Products, Inc., a Delaware corporation (“Scranton”), AZEK Building Products, Inc., a Delaware corporation (“AZEK”), Procell Decking Inc., a Delaware corporation (“Procell”, and together with Scranton and AZEK, each individually a “Borrower” and collectively, “Borrowers”), CPG International Inc., a Delaware corporation (“Parent”), CPG International I Inc., a Delaware corporation (“CPG I”) Santana Products Inc., a Delaware corporation (“Santana”), CPG Sub I Corporation, a Delaware Corporation (“Sub I”), Vycom Corp., a Delaware corporation (“Vycom”) and Sanatec Sub I Corporation, a Delaware corporation (“Sanatec”, and together with Parent, CPG I, Santana, Sub I, Vycom, each individually a “Guarantor” and collectively “Guarantors”).

W I T N E S S E T H :

WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agents on behalf of Lenders) may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated February 13, 2008, by and among Agent, Lenders, Borrowers and Guarantors (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”) and other agreements, documents and instruments referred to therein or at any time executed or delivered in connection therewith or related thereto, including, without limitation, this Amendment No. 1 (all of the foregoing, including the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing Agreements”);

WHEREAS, Borrowers have requested that Agent and Lenders agree to make certain amendments to the Loan Agreement, and Agents and Lenders are willing to make such amendments, subject to the terms and conditions set forth herein; and

WHEREAS, by this Amendment No. 1, Agent, Lenders, Borrowers and Guarantors intend to evidence such amendments;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, the parties hereto agree as follows:

1.	Definitions.

(a)   Additional Definition. As used herein or in the Financing Agreements, the term “Amendment No. 1” shall mean Amendment No. 1 to Loan Agreement, dated as of

February 29, 2008 by and among Borrowers, Guarantors, Agents and Lenders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, and the Loan Agreement and the other Financing Agreements shall be deemed and are hereby amended to include, in addition and not in limitation, such definition.

(b)   Interpretation. For purposes of this Amendment No. 1, all terms used herein which are not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Loan Agreement as amended by this Amendment No. 1.

(c)   Permitted Liens. The definition of “Permitted Liens” in Section 1.118(n) of the Loan Agreement is hereby amended by deleting such definition in its entirety and substituting the following therefor:

“(n) the liens of the Term Loan Agent for itself and the benefit of the Secured Parties (as defined in the Term Loan Agreement), securing the Obligations of the Term Loans pursuant to the Term Loan Agreement (as in effect on February 29, 2008), subject to and in accordance with the Intercreditor Agreement (as in effect on February 29, 2008);”

(d)   Term Loan Agreement. The definition of “Term Loan Agreement” in Section 1.161 of the Loan Agreement is hereby amended by deleting such definition in its entirety and substituting the following therefor:

““Term Loan Agreement” shall mean the Term Loan and Security Agreement, dated February 29, 2008, by and among Borrowers, Guarantors, Term Loan Agent and Term Loan Lenders, as the same now exists or may thereafter be amended, modified, supplemented, extended, renewed, restated or replaced.”

(e)   Term Loan Intercreditor Agreement. The definition of “Term Loan Intercreditor Agreement” in Section 1.162 of the Loan Agreement is hereby amended by deleting such definition in its entirety and substituting the following therefor:

““Term Loan Intercreditor Agreement” shall mean the ABL/Term Loan Intercreditor Agreement, dated February 29, 2008, by and among Borrowers, Guarantors, Agent, Term Loan Agent and Wachovia in its capacity as control agent for the Agent and the Term Loan Agent.”

2.     Grant and Perfection of Security Interest. Section 5 of the Loan Agreement is hereby amended by inserting the following immediately after Section 5.3 of such Section:

“5.4 Intercreditor Provisions.

Notwithstanding anything herein to the contrary, the lien and security interest granted to Agent pursuant to this Agreement and the exercise of any right or remedy by Agent hereunder are subject to the provisions of the Intercreditor Agreement, as the same may be amended, supplemented, modified or replaced from time to time. In the event of any conflict between the terms of the

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Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern.”

3.     Certain Payments of Indebtedness, Etc. Section 10.9(a) of the Loan Agreement is hereby amended by deleting such definition up to but not including clause “(i)” thereof and substituting the following therefor:

“(a) any Borrower or Guarantor may make regularly scheduled payments of principal and interest in respect of Indebtedness evidenced by the Senior Fixed Rate Notes, the Senior Floating Rate Notes and regularly scheduled payments of principal and interest and mandatory prepayments (to the extent such mandatory prepayments are permitted under the Term Loan Intercreditor Agreement) in respect of the Term Loans and in addition, may make prepayments of, or redemptions of, principal in respect thereof; provided, that, as to any such prepayment or redemption, each of the following conditions is satisfied:”

4.     Term of Agreement; Miscellaneous. Section 14 of the Loan Agreement is hereby amended by inserting the following immediately after Section 14.16 of such Section:

“14.17 Intercreditor Agreement.

Each Lender and Agent acknowledge and agree that (i) the rights and remedies of Agent and the Lenders hereunder and under the other Financing Agreements are subject to the Intercreditor Agreement and (ii) in the event of a conflict the provisions of the Interecreditor Agreement shall control.”

5.     Remedies. Sections 12.2(b)(i) and 12.2(b)(ii) of the Loan Agreement are hereby amended by deleting such definitions in their entirety and substituting the following therefor:

“(i) upon notice to Borrower Agent, accelerate the payment of all Obligations and demand immediate payment thereof to Agent for itself and the benefit of Lenders (provided, that, upon the occurrence of any Event of Default described in Sections 12.1(f) and 12.1(g), all Obligations shall automatically become immediately due and payable), and (ii) terminate the Commitments whereupon the obligation of each Lender to make any Loan and an Issuing Bank to issue any Letter of Credit shall immediately terminate (provided, that, upon the occurrence of any Event of Default described in Sections 12.1(f) and 12.1(g), the Commitments and any other obligation of the Agent or a Lender or Issuing Bank hereunder shall automatically terminate).”

6.     Representations, Warranties and Covenants. Each Borrower and Guarantor, jointly and severally, represents and warrants to Agents and Lenders as follows, which representations and warranties are continuing and shall survive the execution and delivery hereof, the truth and accuracy which are a continuing condition of the making or providing of any Loans to Borrowers:

(a)   this Amendment No. 1 has been duly authorized, executed and delivered by all necessary action of each Borrower and Guarantor, and is in full force and effect, and the

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agreements and obligations of each Borrower and Guarantor contained herein constitute legal, valid and binding obligations of Borrowers and Guarantors enforceable against Borrowers and Guarantors in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar law limiting creditors’ rights generally and by general equitable principles;

(b)   no action of, or filing with, or consent of any Governmental Authority, and no approval or consent of any other Person, is or will be required to authorize, or is or will be otherwise required in connection with, the execution, delivery and performance by any Borrower or Guarantor of this Amendment No. 1; and

(c)   on the date hereof, no Default or Event of Default exists or has occurred and is continuing.

7.     Conditions Precedent. The amendments contained herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent:

(a)   Agent shall have received counterparts of this Amendment No. 1, duly authorized, executed and delivered by Borrowers, Guarantors and Lenders; and

(b)	no Default or Event of Default shall exist or have occurred and be continuing.
8.	General.

(a)   Effect of this Amendment. Except as expressly provided herein, no other changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent any conflict exists between the terms of this Amendment No. 1 and the other Financing Agreements, the terms of this Amendment No. 1 shall control.

(b)   Governing Law. The validity, interpretation and enforcement of this Amendment No. 1 and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

(c)   Jury Trial Waiver. BORROWERS, GUARANTORS, AGENTS AND LENDERS EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT NO. 1 OR ANY OF THE OTHER FINANCING AGREEMENTS OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AMENDMENT NO. 1 OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. BORROWERS, GUARANTORS, AGENTS AND LENDERS EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH

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CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY BORROWER, ANY GUARANTOR, ANY AGENT OR ANY LENDER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AMENDMENT NO. 1 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(d)   Binding Effect. This Amendment No. 1 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

(e)   Waiver, Modification, Etc. No provision or term hereof may be modified, altered, waived, discharged or terminated orally, but only by an instrument in writing executed by the party against whom such modification, alteration, waiver, discharge or termination is sought to be enforced.

(f)    Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Agent to effectuate the provisions and purposes of this Amendment No. 1.

(g)   Entire Agreement. This Amendment No. 1 represents the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

(h)   Counterparts, etc. This Amendment No. 1 may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment No. 1 by telefacsimile or other electronic method of transmission shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 1. Any party delivering an executed counterpart of this Amendment No. 1 by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart of this Amendment No. 1, but the failure to do so shall not affect the validity, enforceability, and binding effect of this Amendment No. 1.

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Please indicate Borrowers' agreement to the terms of this Amendment No. 1 by countersigning it in the space provided below and returning it to Agent.

Very truly yours,

Agent:

WACHOVIA BANK, NATOINAL ASSOCIATION
/s/ ANWAR S. YOUNG
By:	Anwar S. Young
Title:	Vice President

Lenders:

WACHOVIA BANK, NATIONAL ASSOCIATION
/s/ ANWAR S. YOUNG
By:	Anwar S. Young
Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION
/s/ PAMELA ESKRA
By:	Pamela Eskra
Title:

Accepted and Agreed:

ACKNOWLEDGED AND AGREED:

SCRANTON PRODUCTS INC.
/s/ SCOTT HARRISON
By:	Scott Harrison
Title:	Executive Vice President and Chief Financial Officer

AZEK BUILDING PRODUCTS, INC.
/s/ AMY C. BEVACQUA
By:	Amy C. Bevacqua
Title:	Vice President

[SIGNATURES CONTINUE ON NEXT PAGE]

[SIGNATURES CONTINUED FROM PRECEDING PAGE]

PROCELL DECKING INC.
/s/ SCOTT HARRISON
By:	Scott Harrison
Title:	Executive Vice President and Chief Financial Officer

CPG INTERNATIONAL INC.
/s/ SCOTT HARRISON
By:	Scott Harrison
Title:	Executive Vice President and Chief Financial Officer

CPG INTERNATIONAL I INC.
/s/ SCOTT HARRISON
By:	Scott Harrison
Title:	Executive Vice President and Chief Financial Officer

SANTANA PRODUCTS INC.
/s/ SCOTT HARRISON
By:	Scott Harrison
Title:	Executive Vice President and Chief Financial Officer

CPG SUB I CORPORATION
/s/ AMY C. BEVACQUA
By:	Amy C. Bevacqua
Title:	Vice President

VYCOM CORP.
/s/ AMY C. BEVACQUA
By:	Amy C. Bevacqua
Title:	Vice President

SANATEC SUB I CORPORATION
/s/ AMY C. BEVACQUA
By:	Amy C. Bevacqua
Title:	Vice President